UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 28, 2008

DUKE REALTY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-9044	35-1740409
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On February 25, 2008, Duke Realty Corporation (the “Company”) completed the issuance of 100,000 shares of its 8.375% Series O Cumulative Redeemable Preferred Shares (“Series O Preferred Shares”) to American Stock Transfer & Trust Company, as depositary, and the related issuance and sale to the public of 1,000,000 Depositary Shares, each representing 1/10th of a share of the Company’s Series O Preferred Shares, pursuant to the exercise by the underwriters’ of their over-allotment option.  The Depositary Shares were registered with the Securities and Exchange Commission pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-136173), under the Securities Act of 1933, as amended.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

February 28, 2008	By:	/s/ Howard L. Feinsand
Name:Howard L. Feinsand
Title: Executive Vice President, General
Counsel and Corporate Secretary